Exhibit 99.1

PublicSquare Reports Fourth Quarter and Full Year 2024 Financial Results

WEST PALM BEACH, Fla, March 13, 2025 — PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSquare,” or the “Company”), America's leading commerce and payments ecosystem valuing life, family, and liberty, reported today financial results for the fourth quarter 2024 and full year 2024.

“Our accomplishments in 2024 were significant with our strategic focus on engaging our core merchants and consumers, propelling us to four-fold revenue growth,” stated Michael Seifert, Chairman and Chief Executive Officer of PublicSquare. "We are even more enthusiastic about what 2025 will bring in terms of both top line performance and operating cash flow, as we expect 2025 revenue to more than double compared to 2024 and our operating expense to decrease, showing the power of the investments and organizational changes we made in 2024. I am grateful for the results that our team has attained and expect that they will continue to deliver into 2025 and beyond.”

FOURTH QUARTER 2024 HIGHLIGHTS
•Net revenue for the quarter ended December 31, 2024 was $7.2 million compared to $2.7 million for the fourth quarter 2023, a 167% increase
◦Financial Technology revenue for the quarter ended December 31, 2024 was $3.5 million
◦Marketplace revenue for the quarter ended December 31, 2024 was $0.6 million
◦Brands revenue for the quarter ended December 31, 2024 was $3.1 million
•Gross Margin for the quarter ended December 31, 2024 was 61% compared to 38% in the prior year period

FULL YEAR 2024 HIGHLIGHTS
•Net revenue for the year ended December 31, 2024 was $23.2 million compared to $5.7 million for full year 2023, a 308% increase
◦Financial Technology revenue for the year ended December 31, 2024 was $10.1 million (represents revenue from March 13, 2024 to December 31, 2024)
◦Financial Technology revenue for the year ended December 31, 2024 pro forma as if the Credova transaction had occurred January 1, 2024 was $13.0 million
◦Marketplace revenue for the year ended December 31, 2024 was $2.9 million
◦Brands revenue (net of returns & discounts) for the year ended December 31, 2024 was $10.2 million
•Net revenue for the year ended December 31, 2024 pro forma as if the Credova transaction had occurred January 1, 2024 was $26.1 million
•Gross Margin for the year ended December 31, 2024 was 61% compared to 33% in the prior year

BALANCE SHEET & LIQUIDITY
•As of December 31, 2024, PublicSquare had $36.3 million of cash and cash equivalents and $0.3 million of restricted cash
•The Company had an outstanding principal balance of $3.8 million on its $10.0 million revolving line of credit as of year end

2025 BUSINESS OUTLOOK & GUIDANCE
The Company expects the following in 2025:
•Total year-over-year revenue growth of greater than 100% or greater than $46 million
•Operating expense (defined as general and administrative, sales and marketing, and research and development) to be lower than 2024 reflecting foundational investments and the full impact of organizational changes made in late 2024

Upcoming Investor Conference

PublicSquare will participate in the 37th Annual ROTH Conference taking place on March 16 - 18, 2025 in Dana Point, CA.

Michael Seifert, Chairman and Chief Executive Officer and Brian Billingsley, President of FinTech, will present on Tuesday, March 18, 2025, at 11:00 a.m. PT. The presentation will be webcast live and available for replay. The webcast link will be available on the Investor Relations section of the company’s website https://investors.publicsquare.com.

Fourth Quarter and Year end 2024 Conference Call and Webcast

Management will host a teleconference and webcast to discuss its fourth quarter and full year 2024 results today, March 13, 2025 at 4:30 p.m. ET. The conference call can be heard live through a link on the PublicSquare Investor Relations website https://investors.publicsquare.com. During the webcast, the company will take both inbound questions received ahead of the call and questions from equity research analysts. In addition, you may participate in the conference call by dialing (888) 210-4474 domestically or (646) 960-0693 internationally, referencing conference ID # 9605882. Attendees should log in to the webcast or dial in approximately 15 minutes prior to the call’s start time.

About PublicSquare

PublicSquare is a commerce and payments ecosystem, valuing life, family, and liberty. PublicSquare operates under three segments: Financial Technology, Marketplace and Brands. PublicSquare’s Financial Technology segment includes Credova, a consumer financing and payments company. The primary mission of the Marketplace segment is to help consumers “shop their values” and put purpose behind their purchases. PublicSquare leverages data and insights from the Marketplace to assess its customers’ needs and provide wholly-owned quality financial products and brands. PublicSquare’s Brands segment comprises EveryLife, a premium D2C life-affirming baby products company. The PublicSquare Marketplace is free to join for both consumers and business owners. Download the app on the App Store or Google Play, or visit PublicSquare.com to learn more.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSquare, anticipated product launches, our products and markets, future financial condition, expected future performance and market opportunities of PublicSquare. Forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and in this press release, include statements about our expected revenue, revenue growth, operating expenses, anticipated growth, ability to achieve profitability, and our outlook; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations, including the possibility that any of the anticipated benefits of the Credova transaction will not be realized or will not be realized within the expected time period, (ii) changes in the competitive industries and markets in which PublicSquare operates, variations in performance across competitors, changes in laws and regulations affecting PublicSquare’s business and changes in the combined capital structure, (iii) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (iv) risks related to PublicSquare’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (v) risks related to PublicSquare’s potential inability to achieve or maintain profitability and generate significant revenue, (vi) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSquare’s business plan, (vii) the ability to execute PublicSquare’s anticipated business plans and strategy, (viii) the ability of PublicSquare to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSquare of the intellectual property rights of others, (ix) actual or potential loss of key influencers, media outlets and promoters of PublicSquare’s business or a loss of reputation of PublicSquare or reduced interest in the mission and values of PublicSquare and the segment of the consumer marketplace it intends to serve, (x) because the payment processing and credit agreements are terminable at will without notice, merchants that have signed agreements to use PublicSquare's payment processing services may terminate those services or otherwise fail to utilize the services at the expected volume, and (xi) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSquare’s public filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSquare does not assume any obligation to, nor does it intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSquare gives no assurance that PublicSquare will achieve its expectations.

Investors Contact:
investment@publicsquare.com
Media Contact:
pr@publicsquare.com

PSQ HOLDINGS, INC. (dba PublicSquare)
Consolidated Balance Sheets

	December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$36,324,354	$16,446,030
Restricted cash	265,253	—
Accounts receivable, net	447,819	204,879
Loans held for investment, net of allowance for credit losses of $689,007 as of December 31, 2024	3,986,997	—
Interest Receivable	314,104	—
Inventory	2,663,397	1,439,182
Prepaid expenses and other current assets	2,835,238	3,084,576
Total current assets	46,837,162	21,174,667
Loans held for investment, net of allowance for credit losses of $127,038 as of December 31, 2024, non-current	735,118	—
Property and equipment, net	275,539	127,139
Intangible assets, net	15,790,437	3,557,029
Goodwill	10,930,978	—
Operating lease right-of-use assets	274,603	324,238
Deposits	50,004	63,546
Total assets	$74,893,841	$25,246,619

Liabilities and stockholders’ equity
Current liabilities:
Revolving line of credit	$3,777,279	$—
Accounts payable	3,503,553	1,828,508
Accrued expenses	1,167,329	1,641,553
Deferred revenue	53,671	225,148
Operating lease liabilities, current portion	122,587	310,911
Total current liabilities	8,624,419	4,006,120
Convertible promissory notes, related party (Note 14)	20,000,000	—
Convertible promissory notes	8,449,500	—
Earn-out liabilities	620,000	660,000
Warrant liabilities	10,186,000	10,130,000
Operating lease liabilities	163,716	16,457
Total liabilities	48,043,635	14,812,577
Commitments and contingencies (Note 19)
Stockholders’ equity
Preferred stock, $0.0001 par value; 50,000,000 authorized shares; no shares issued and outstanding as of December 31, 2024 and 2023	—	—
Class A Common stock, $0.0001 par value; 500,000,000 authorized shares; 39,575,499 shares and 24,410,075 shares issued and outstanding as of December 31, 2024 and 2023, respectively	3,958	2,441
Class C Common stock, $0.0001 par value; 40,000,000 authorized shares; 3,213,678 shares issued and outstanding as of December 31, 2024 and 2023	321	321
Additional paid in capital	146,746,355	72,644,419
Accumulated deficit	(119,900,428)	(62,213,139)
Total stockholders’ equity	26,850,206	10,434,042
Total liabilities and stockholders’ equity	$74,893,841	$25,246,619

PSQ HOLDINGS, INC. (dba PublicSquare)
Consolidated Statements of Operations

	Unaudited Three months ended December 31,		Audited Years ended December 31,
	2024	2023	2024	2023
Revenues, net	$7,208,205	$2,747,346	$23,199,434	$5,685,987
Costs and expenses:
Cost of revenue (exclusive of depreciation and amortization expense shown below)	680,510	639,626	2,419,239	1,829,066
Cost of goods sold (exclusive of depreciation and amortization expense shown below)	2,104,601	1,065,475	6,705,961	1,969,147
Transaction costs incurred in connection with the Business Combination	—	(202,400)	—	6,845,777
General and administrative	9,773,809	7,774,436	43,326,414	15,222,451
Sales and marketing	4,385,128	5,357,062	18,765,805	12,096,211
Research and development	1,287,067	1,315,682	4,434,363	4,626,625
Depreciation and amortization	1,056,249	438,387	3,258,810	2,442,706
Total costs and expenses	19,287,364	16,388,268	78,910,592	45,031,983
Operating loss	(12,079,159)	(13,640,922)	(55,711,158)	(39,345,996)
Other income (expense):
Other income, net	233,452	167,163	343,747	340,807
Change in fair value of convertible promissory notes	—	—	—	(14,571,109)
Change in fair value of earn-out liabilities	(470,000)	1,290,000	40,000	1,740,000
Change in fair value of warrant liabilities	(7,553,500)	6,469,500	(56,000)	(1,313,500)
Interest expense, net	(868,456)	33,101	(2,302,697)	(177,444)
Loss before income taxes	(20,737,663)	(5,681,158)	(57,686,108)	(53,327,242)
Income tax expense	2,362	3,472	1,181	1,945
Net loss	$(20,740,025)	$(5,684,630)	$(57,687,289)	$(53,329,187)

Net loss per common share, basic and diluted	$(0.66)	$(0.21)	$(1.80)	$(2.43)
Weighted average shares outstanding, basic and diluted	31,391,595	27,623,753	32,019,491	21,964,451

PSQ HOLDINGS, INC. (dba PublicSquare)
Consolidated Statements of Cash Flows

	For the years ended December 31,
	2024	2023
Cash Flows from Operating Activities
Net loss	$(57,687,289)	$(53,329,187)
Adjustment to reconcile net loss to cash used in operating activities
Change in fair value of convertible promissory notes	—	14,571,109
Change in fair value of earn-out liabilities	(40,000)	(1,740,000)
Change in fair value of warrant liabilities	56,000	1,313,500
Share-based compensation	20,723,153	6,706,419
Realized gain on short term investment	—	(173,644)
Amortization of step-up in loans held for investment	732,393	—
Provision for credit losses on loans held for investment	1,052,651	—
Origination of loans and leases for resale	(27,023,006)	—
Proceeds from sale of loans and leases for resale	31,025,468	—
Gain on sale of loans and leases	(4,002,463)	—
Depreciation and amortization	3,258,810	2,442,706
Non-cash operating lease expense	377,176	216,138
Interest expense	—	58,706
Changes in operating assets and liabilities:
Accounts receivable	(242,940)	(204,879)
Interest receivable	(314,104)	—
Inventory	(1,224,215)	(1,439,182)
Prepaid expenses and other current assets	1,519,271	(224,278)
Deposits	13,542	(55,583)
Accounts payable	(1,737,159)	2,711,585
Accrued expenses	(62,346)	3,425,542
Deferred revenue	(171,477)	175,494
Operating lease liabilities	(382,186)	(218,524)
Net cash used in operating activities	(34,128,721)	(25,764,078)

Cash flows from Investing Activities
Software development costs	(3,681,123)	(3,150,925)
Principal paydowns on loans held for investment	13,456,408	—
Disbursements for loans held for investment	(12,935,888)	—
Acquisition of businesses, net of cash acquired	141,215	—
Purchases of short-term investments	—	(10,049,870)
Proceeds from the sale of short-term investments	—	10,223,514
Purchase of intangible assets and trademarks	—	(233,881)
Purchases of property and equipment	—	(113,065)
Net cash used in investing activities	(3,019,388)	(3,324,227)

Cash flows from Financing Activities
Proceeds from convertible note payable, related party (Note 14)	20,000,000	—
Proceeds from convertible note payable	—	22,500,000
Net proceeds from reverse recapitalization	—	18,104,194
Net disbursements for taxes paid related to vesting of employee restricted stock units	(468,981)	—
Proceeds from issuances of common stock, net of issuance costs	39,299,795	2,600,136
Proceeds from revolving line of credit	7,018,052	—
Repayments on revolving line of credit	(8,557,180)	—
Repayment of subscription payable	—	(400)
Net cash provided by financing activities	57,291,686	43,203,930
Net increase in cash, cash equivalents and restricted cash	20,143,577	14,115,625
Cash, cash equivalents, and restricted cash, beginning of period	16,446,030	2,330,405
Cash, cash equivalents, and restricted cash, end of the period	$36,589,607	$16,446,030
Cash and cash equivalents	36,324,354	16,446,030
Restricted cash	265,253	—
Total cash, cash equivalents, and restricted cash, end of the period	$36,589,607	$16,446,030

Supplemental Cash Flow Information
Recording of right of use asset and lease liability	$—	$246,856
Promissory notes, inclusive of accrued interest converted to equity	$—	$37,294,022
Initial recognition of earn-out liability	$—	$2,400,000
Acquisition of warrant liability	$—	$8,816,500
Prepaid expenses assumed in connection with Business Combination	$—	$2,570,919
Liabilities assumed in connection with Business Combination	$—	$92,929
Liabilities paid through the trust	$—	$1,778,672
Accrued variable compensation settled with RSU grants	$411,878	$—
Shares issued in connection with Credova Merger	$14,137,606	$—
Note Exchange in connection with Credova Merger	$8,449,500	$—
Stock for stock transfer	$—	$1,334,858

Non-GAAP Financial Measures
The non-GAAP financial measures below have not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. We caution investors that non-GAAP financial information, by its nature, departs from traditional accounting conventions. Therefore, its use can make it difficult to compare our current results with our results from other reporting periods and with the results of other companies.
Our management uses these non-GAAP financial measures, in conjunction with GAAP financial measures, as an integral part of managing our business and to, among other things: (i) monitor and evaluate the performance of our business operations and financial performance; (ii) facilitate internal comparisons of the historical operating performance of our business operations; (iii) facilitate external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of our management team; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.
For the periods presented, we define non-GAAP operating loss as GAAP operating loss, adjusted to exclude, as applicable, certain expenses as presented in the table below:

	For the three months ended December 31,		For the twelve months ended December 31,
	2024	2023	2024	2023
Reconciliation:
GAAP operating loss	$(12,079,159)	$(13,640,922)	$(55,711,158)	$(39,345,996)
Non-GAAP adjustments
Corporate costs not allocated to segments	(4,169,268)	(1,918,844)	(16,106,785)	(10,149,261)
Transaction costs incurred in connection with the Business Combination	—	202,400	—	(6,845,777)
Transaction costs incurred in connection with acquisitions	—	(550,792)	(2,295,502)	(550,792)
Share-based compensation (exclusive of what is included in transaction costs above)	(3,868,146)	(4,812,930)	(19,835,744)	(5,998,019)
Depreciation and amortization	(1,056,249)	(438,387)	(3,258,810)	(2,442,706)
Non-GAAP operating loss	$(2,985,496)	$(6,122,369)	$(14,214,317)	$(13,359,441)